                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE
                                  $863,138,490
                              (APPROXIMATE OFFERED)
                                  SASCO 2002-8A

                   AURORA LOAN SERVICES INC., MASTER SERVICER
                                BANK ONE, TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                               WAL To     Est. Pmt to   Expected
                                                              Optional      Optional     Initial     Legal            Expected
                     Approx.       Initial         Security  Termination  Termination      Loss      Final              Ratings
   Class           Size ($)(1)    Coupon (2)     Description   (yrs )(3)    Window (3)   Coverage   Maturity       Moody's/S&P/Fitch
------------------------------------------------------------------------------------------------------------------------------------
   1-A          $  20,666,000.00   Variable      Variable PT     3.05      05/02-03/12     5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
   2-A          $  25,431,000.00   Variable      Variable PT     3.06      05/02-03/12     5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
   3-A          $  78,424,000.00   Variable      Variable PT     3.06      05/02-03/12     5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
   4-A1         $ 182,921,000.00    5.85%        Variable PT     3.11      05/02-03/12     5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
   4-A2         $  50,000,000.00    5.85%        Variable PT     3.11      05/02-03/12     5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
   4-A3         $   1,250,000.00    5.85%        Variable PT     3.11      05/02-03/12     5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
  4-A4(4)       $   1,227,390.00    0.00%          PO/PT         3.20      05/02-03/12     5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
  4-A5(5)       $  23,760,833.00    5.85%       Interest Only    N/A           N/A         5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
   5-A          $  29,502,000.00   Variable      Variable PT     3.07      05/02-03/12     5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
   6-A          $  36,997,000.00   Variable      Variable PT     3.11      05/02-03/12     5.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
   7-A1         $ 399,029,000.00   Variable      Variable PT     2.53      05/02-07/10     6.00%    [5/25/2032]       Aaa/AAA/AAA
  7-A2(5)       $ 399,029,000.00    0.90%      Interest  Only    N/A           N/A         6.00%    [5/25/2032]       Aaa/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------
   B1-I         $  10,323,000.00   Variable         Sub PT       5.34      09/04-03/12     2.70%    [5/25/2032]         NR/AA/AA
   B2-I         $   4,937,000.00   Variable         Sub PT       5.20      09/04-11/11     1.60%    [5/25/2032]         NR/A/A
  B4-I(6)       $   1,795,000.00   Variable         Sub PT       4.42      09/04-08/08     0.60%    [5/25/2032]        NR/BB /BB
  B5-I(6)       $   1,346,000.00   Variable         Sub PT       3.39      09/04-12/06     0.30%    [5/25/2032]         NR/B/B
  B6-I(6)(7)    $   1,353,775.00   Variable         Sub PT       9.90      03/12-03/12     0.00%    [5/25/2032]        NR/NR/NR
------------------------------------------------------------------------------------------------------------------------------------
   B1-II        $  11,673,000.00   Variable         Sub PT       4.40      03/04-07/10     3.25%    [5/25/2032]        NR/AA/AA
   B2-II        $   5,306,000.00   Variable         Sub PT       4.26      03/04-12/09     2.00%    [5/25/2032]         NR/A/A
 B4-II(6)       $   2,122,000.00   Variable         Sub PT       3.67      03/04-07/07     0.85%    [5/25/2032]        NR/BB/BB
 B5-II(6)       $   1,910,000.00   Variable         Sub PT       2.84      03/04-04/06     0.40%    [5/25/2032]        NR/B/B
 B6-II(6)(8)    $   1,699,938.00   Variable         Sub PT       8.24      07/10-07/10     0.00%    [5/25/2032]        NR/NR/NR
------------------------------------------------------------------------------------------------------------------------------------
   B3(9)        $   5,452,000.00   Variable         Sub PT       4.45      03/04-03/10      (9)     [5/25/2032]       NR/BBB/BBB
------------------------------------------------------------------------------------------------------------------------------------
   R(10)                $100       Variable        Residual      0.07      05/02-05/02     0.00%    [5/25/2032]       NR/AAA/AAA
------------------------------------------------------------------------------------------------------------------------------------

     (1)  Subject to a permitted variance of + 5% in aggregate.

     (2)  The Class coupons are described under "Interest Rates" on page 9.

     (3) Prepayments were run at 25% CPR for Group I and 30% CPR for Group II, as described herein. Assumes bonds pay on the 25th of every month beginning in May 2002.

     (4) The Class 4-A4 will initially only receive payments of principal. Following the Distribution Date in March 2007, it will be entitled to receive interest as described on page 9.

     (5) The Class 4-A5 and Class 7-A2 are interest-only Certificates and are not entitled to payments of principal.

     (6) The Class B4-I, B5-I , B6-I, B4-II, B5-II and B6-II Certificates are hereby not offered for sale.

     (7) The Class B6-I Certificate is locked-out from payments until Classes 1-A, 2-A, 3-A, 4-A1, 4-A2, 4-A3, 4-A4, 5-A, 6-A, B1-I, B2-I, B4-I,
          B5-I and Component B3(1) have paid to zero.

     (8) The Class B6-II is locked-out from payments until Class 7-A1, B1-II, B2-II, B4-II, B5-II, and Component B3(2) have paid to zero.

     (9) The Class B3 is comprised of two non-severable components, as described on page 11 and below.

     (10) The Class R is a REMIC non-economic residual Certificate.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Deal Overview:
--------------

o The collateral pool is comprised of seven Mortgage Pools (each a "Mortgage Pool").
-    Pool 1:       3/1 Hybrid ARMs, indexed to 1-year CMT
-    Pool 2:       3/1 Hybrid ARMs indexed to 1-year LIBOR and 3/27 Hybrid ARMs indexed to 6-month LIBOR
-    Pool 3:       5/1 Hybrid ARMs, indexed to 1-year CMT
-    Pool 4:       5/1 Hybrid ARMs indexed to 1-year LIBOR and 5/25 Hybrid ARMs indexed to 6-month LIBOR
-    Pool 5:       7/1 Hybrid ARMs indexed to 1-year CMT and 1-year LIBOR, and
                   7/23 Hybrid ARMs indexed to 6-month LIBOR.
-    Pool 6:       10/1 Hybrid ARMs indexed to 1-year CMT and 10/20 Hybrid ARMs indexed to 6-month and 1-year LIBOR.
-    Pool 7:       6-month LIBOR ARMs

o At the transaction level the deal is split into two groups (each a "Group"). Group I ("Group I") is comprised of the collateral in Mortgage Pools one through six. Group II ("Group II") is comprised of the collateral in Mortgage Pool seven.

o The trust will issue 24 classes of certificates: 18 publicly offered and 6 privately offered (Classes B4-I, B5-I, B6-I, B4-II, B5-II and B6-II will be offered privately).

o The trust will issue 12 classes of Senior Certificates, "Senior Certificates". The numerical designation at the front of a class name corresponds to the Mortgage Pool backing the certificate.

o The trust will issue 11 classes of Subordinate Certificates: Class B1-I, B2-I, B4-I, B5-I, B6-I, B1-II, B2-II, B4-II, B5-II, B6-II and B3. Class B Certificates with a "I" designation will support the Senior Certificates backed by Mortgage Pools 1, 2, 3, 4, 5 and 6. Class B Certificates with a "II" designation will support the Senior Certificates backed by Mortgage Pools 7. The Class B3 Certificates will be comprised of 2 Components (B3(1) and B3(2)). The initial balance of the Component Class B3-I(1) is $2,693,000 and Component Class B3(2) is $2,759,000. The trust will also issue one class of residual interest certificates (Class R).

o Senior Certificates backed by Mortgage Pools one through six will be senior to the Group I Subordinate Certificates. Senior Certificates backed by Mortgage Pool seven will be senior to the Group II Subordinate Certificates.

o The Senior Enhancement Percentage for Group I ("Senior Enhancement Percentage I") is equal to the ending outstanding balance of the Group I Subordinate Certificates divided by the ending balance of the Group I Mortgage Pool. The Senior Enhancement Percentage for Group II ("Senior Enhancement Percentage II") is equal to the ending outstanding balance of Group II Subordinate Certificates divided by the ending balance of the Group II Mortgage Pool.

o    The Master Servicer (ALS) will maintain a 5% Clean up Call.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Interest Payment Priority Rules:
--------------------------------

Interest for any Class of Certificates will be calculated on an 30/360 basis. Interest received or advanced on each Distribution Date will be allocated in the following order of priority:

1.) Pay fees: Servicing Fee, Trustee Fee, and Master Servicing Fee from the respective Mortgage Pools;
2.)  Pay concurrently as follows:

     I.)     Pay Current Interest to the Class 1-A from Mortgage Pool l
             Interest.

     II.)    Pay Current Interest to the Class 2-A from Mortgage Pool 2
             Interest.

     III.)   Pay Current Interest to the Class 3-A from Mortgage Pool 3
             Interest.

     IV.) Pay Current Interest pro-rata to the Class 4-A1, 4-A2, 4-A3, and 4-A4* from Mortgage Pool 4 Interest.

     V.)     Pay Current Interest the Class 4-A5 from Mortgage Pool 4 Interest.

     VI.)    Pay Current Interest to the Class 5-A from Mortgage Pool 5
             Interest.

     VII.)   Pay Current Interest to the Class 6-A from Mortgage Pool 6
             Interest.

     VIII.) Pay Current Interest pro-rata to the Class 7-A1 and 7-A2 from Mortgage Pool 7 Interest.


3.)  Pay concurrently as follows:

     I.) Pay Current Interest sequentially to Classes B1-I, B2-I, Component B3(1), B4-I, B5-I and B6-I (the "Group I Subordinate Classes"), from remaining interest from Group I.

     II.) Pay Current Interest sequentially to Classes B1-II, B2-II, Component B3(2), B4-II, B5-II and B6-II (the "Group II Subordinate Classes"), from remaining Group II Interest.



          * Prior to the Payment Date in April 2007, Class 4-A4 will not be entitled to payments of interest as described on page 10.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Paydown Priority Rules:
-----------------------

A.) On any Distribution Date where the respective Group Senior Enhancement Percentage for that Distribution Date is less than 200% of the respective Initial Group Senior Enhancement Percentage, or whenever a Trigger Event is in effect, the Distribution Amount (PDA) for that Distribution Date will be distributed as follows:

     I.   Distribute PDA at the Senior Level by Mortgage Pool:

          PDA1 (Mortgage Pool 1 distribution amount "PDA1"):
                    1)   Pay to Class R, until reduced to zero.
                    2)   Pay to Class 1-A, until reduced to zero.
                    3) Pay remaining PDA1 Pro-Rata by certificate group balance among remaining Group I Senior Certificates, after giving effect to payments already made on such distribution date, based on payment priorities until reduced to zero.

          PDA2 (Mortgage Pool 2 distribution amount "PDA2"):
                    1)   Pay to Class 2-A, until reduced to zero.
                    2) Pay remaining PDA2 Pro-Rata by certificate group balance among remaining Group I Senior Certificates, after giving effect to payments already made on such distribution date, based on payment priorities until reduced to zero.

          PDA3 (Mortgage Pool 3 distribution amount "PDA3"):
                    1)   Pay to Class 3-A, until reduced to zero.
                    2) Pay remaining PDA3 Pro-Rata by certificate group balance among remaining Group I Senior Certificates, after giving effect to payments already made on such distribution date, based on payment priorities until reduced to zero.

          PDA4 (Mortgage Pool 4 distribution amount "PDA4"):
               I. On any Distribution Date, prior to the Distribution Date in April 2007:
                    1) Pay Non-PO% of PDA4 on a pro-rata basis between Class 4-A1, 4-A2, and 4-A3, until reduced to zero.
                    2)   Pay PO% of PDA4 to Class 4-A4, until reduced to zero.
                    3) Pay remaining PDA4 Pro-Rata by certificate group balance among remaining Group I Senior Certificates, after giving effect to payments already made on such distribution date, based on payment priorities until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Paydown Priority Rules (cont.):
-------------------------------

          PDA4 (Mortgage Pool 4 distribution amount "PDA4") - continued:
               II. On any distribution date, on or after the distribution date in April 2007:
                    1)   Pay PDA4 Pro Rata as follows:
                         A) On a pro-rata basis between Class 4-A1, 4-A2, and 4-A3, until reduced to zero.
                         B)   To Class 4-A4, until reduced to zero
                    2) Pay remaining PDA4 Pro-Rata by certificate group balance among remaining Group I Senior Certificates, after giving effect to payments already made on such distribution date, based on payment priorities until reduced to zero.


          PDA5 (Mortgage Pool 5 distribution amount "PDA5"):
                    1)   Pay to Class 5-A, until reduced to zero.
                    2) Pay remaining PDA5 Pro-Rata by certificate group balance among remaining Group I Senior Certificates, after giving effect to payments already made on such distribution date, based on payment priorities until reduced to zero.


          PDA6 (Mortgage Pool 6 distribution amount "PDA6"):
                    1)   Pay to Class 6-A, until reduced to zero.
                    2) Pay remaining PDA6 Pro-Rata by certificate group balance among remaining Group I Senior Certificates, after giving effect to payments already made on such distribution date, based on payment priorities until reduced to zero.

          PDA7 (Mortgage Pool 7 distribution amount "PDA7"):
                    1)   Pay to Class 7-A1, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Paydown Priority Rules (cont.):
-------------------------------

II.  Distribute remaining PDA at the Subordinate Level concurrently as follows:

                    1) Pay sequentially the sum of remaining PDA1, PDA2, PDA3, PDA4, PDA5 and PDA6 to Class B1-I, Class B2-I, Component B3(1), Class B4-I, Class B5-I and Class B6-1, until reduced to zero.
                    2) Pay sequentially the sum of remaining PDA7 to Class B1-II, Class B2-II, Component B3(2), Class B4-II, Class B5-II and Class B6-II, until reduced to zero.

B.) On any Distribution Date where the respective Group Senior Enhancement Percentage for that Distribution Date is greater than or equal to 200% of the respective Initial Group Senior Enhancement Percentage and there is no Trigger Event in effect, the Distribution Amount (PDA) for that Distribution Date will be distributed as follows:


     I.   Distribute Senior PDA ("SPDA")*:

          * SPDA is equal to the sum of the respective Group senior certificates, less the respective Group Senior Target Balance. SPDA is allocated among the Senior Certificates of a Group based on the related Mortgage Pool contribution to the overall PDA associated with that Group ("Allocated Senior Target Amount").

              SPDA1 (Mortgage Pool 1 senior distribution amount "SPDA1"):
                    1)   Pay to the Class R, until reduced to zero.
                    2) Pay to Class 1-A1 up to the Allocated Senior Target Amount, until reduced to zero.

              SPDA2 (Mortgage Pool 2 senior distribution amount "SPDA2"):
                    1) Pay to Class 2-A up to the Allocated Senior Target Amount, until reduced to zero

              SPDA3 (Mortgage Pool 3 senior distribution amount "SPDA3"):
                    1) Pay to Class 3-A up to the Allocated Senior Target Amount, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Paydown Priority Rules (cont.):
-------------------------------

          SPDA4 (Mortgage Pool 4 senior distribution amount "SPDA4"):
               I. On any Distribution Date, prior to the distribution date in April 2007:
                    1) Pay PO% of PDA4 to Class 4-A4 (up to the PO% of the Allocated Senior Target Amount), until reduced to zero.
                    2) Pay SPDA4 less the PO% of PDA4 pro-rata between Class 4-A1, 4-A2, and 4-A3, up to the Non-PO% of the Allocated Senior Target Amount, until reduced to zero.

               II. On any Distribution Date, on or after the distribution date in April 2007:
                    1) Pay SPDA4, up to the Allocated Senior Target Amount, Pro Rata as follows:
                         A) On a pro-rata basis between Class 4-A1, 4-A2, and 4-A3, until reduced to zero.
                         B)   To Class 4-A4, until reduced to zero

          SPDA5 (Mortgage Pool 5 senior distribution amount "SPDA5"):
                    1) Pay to Class 5-A up to the Allocated Senior Target Amount, until reduced to zero.

          SPDA6 (Mortgage Pool 6 senior distribution amount "SPDA6"):
                    1) Pay to Class 6-A up to the Allocated Senior Target Amount, until reduced to zero.

          SPDA7 (Mortgage Pool 7 senior distribution amount "SPDA7"):
                    1) Pay to Class 7-A1 to the Group II Targeted Senior Target Amount, until reduced to zero.

    II.  Distribute any Remaining SPDA and Subordinate PDA ("SUBPDA")*:

          *SUBPDA is allocated according to the SUBPDA Target as defined on Page 14.
                    1) Pay sequentially to the Class B1-I, Class B2-I, Component B3(1), Class B4-I, Class B5-I and Class B6-I certificates so that the credit enhancement behind each class equals two times the original credit enhancement percentage, based on the sum of the Mortgage Group I balance.
                    2) Pay sequentially the Class B1-II, Class B2-II, Component B3(2), Class B4-II, Class B5-II and Class B6-II certificates so that the credit enhancement behind each class equals two times the original credit enhancement percentage, based on the Mortgage Group II balance

          Note: The Class B6-I and Class B6-II will not be entitled to receive any payments until all Certificates in their respective Groups have paid off.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Cut off Date:                        April 1, 2002

Expected Pricing Date:               Week of April 22, 2002

Expected Settlement Date:            April 30, 2002

Distribution Dates:                  25th of each month, beginning in May 2002

Issuer:                              Structured Asset Securities Corp. ("SASCO")

Master Servicer:                     Aurora Loan Services, Inc. ("ALS")

Servicers:                           Group 1: GMAC, Wells Fargo, ALS
                                     Group 2: ALS, Greenpoint
                                     Group 3: GMAC, Cendant, National City, ALS
                                     Group 4: ALS, Greenpoint
                                     Group 5: Cendant, GMAC, ALS
                                     Group 6: Wells Fargo, ALS, GMAC, Cendant
                                     Group 7: ALS

Master Servicer Fee:                 The Master Servicer will be paid a monthly
                                     fee (the "Master Servicing Fee") equal to the investment earnings derived from and interest collections received on the
                                     Mortgage Loans on deposit in the Collection
                                     Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                       The Servicing fee for each group is as
                                     follows:
                                     Group 1: 0.250%-0.500% per annum on the
                                     outstanding mortgage balance.(WA 0.311%
                                     per annum)

                                     Group 2: 0.375% per annum on the
                                     outstanding mortgage balance.

                                     Group 3: 0.250% to 0.750% per annum on the outstanding on mortgage balance (WA 0.289% per annum).

                                     Group 4: 0.375% per annum on the
                                     outstanding mortgage balance.

                                     Group 5: 0.250%-0.375% per annum on the
                                     outstanding mortgage balance. (WA 0.340%)

                                     Group 6: 0.250% to 0.375% per annum on the outstanding mortgage balance (WA 0.351% per annum).

                                     Group 7: 0.375% per annum on the
                                     outstanding mortgage balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Trustee:                                Bank One

Securities Administrator:               Wells Fargo

Securities Administration Fee:          0.004% per annum on outstanding mortgage
                                        balance (includes trustee fee)

Rating Agencies:                        Standard and Poors and Fitch will rate
                                        the Class A, R, B1, B2, B3, B4 and B5.
                                        Moody's Investors Service Ratings will
                                        rate the Senior Certificates only.

Day Count:                              30/360

Delay Days:                             24 Day Delay:        All Classes.

Registration:                           Book-entry form through DTC

Minimum Denomination:                   Class 1-A, 2-A, 3-A, 4-A1, 4-A2, 4-A3,
                                        5-A, 6-A, 7-A1:
                                        $25,000/$1 thereafter.
                                        Class 4-A4: $125,000/$1 thereafter.
                                        Class 4-A5 and 7-A2: 1,000,000/$1
                                        thereafter.
                                        Class B1-I, B2-I, B1-II, B2-II, B3:
                                        $100,000/$1 thereafter.

Tax Status:                             REMIC for Federal income tax purposes.

Prepayment Assumption:                  25% CPR for Group I and 30% CPR for
                                        Group II

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

SMMEA Eligibility:               All classes will be SMMEA eligible except for
                                 Class B2-I, B4-I, B5-I, B6-I, B2-II, B4-II,
                                 B5-II, B6-II and B3.

ERISA Eligibility:               The Certificates will be ERISA eligible.

5% Optional Termination:         The related certificates may be called on any
                                 Distribution Date after which the total
                                 scheduled principal balance of the mortgage loans (x) in Pool 1, Pool 2, Pool 3, Pool 4,
                                 Pool 5 and Pool 6 (determined in the aggregate) or (y) in Pool 7 is less than 5% of the respective cut-off balance of such mortgage loans.

Interest Rates:                  Class 1-A will bear interest at a rate equal to
                                 the Net WAC of the Group 1 collateral.

                                 Class R will bear interest at a rate equal to the Net WAC of the Group 1 collateral.

                                 Class 2-A will bear interest at a rate equal to the Net WAC of the Group 2 collateral.

                                 Class 3-A will bear interest at a rate equal to the Net WAC of the Group 3 collateral.

                                 Class 4-A1 will initially bear interest at a rate equal to the lesser of (i) 5.85% per annum and (ii) the Group 4 Adjusted Net WAC, until the distribution date in March 2007 (month 59). After the distribution date in March 2007, the Class 4-A1 will bear interest at a rate equal to the Net WAC of the Group 4 collateral.

                                 Class 4-A2 will initially bear interest at a rate equal to the lesser of (i) 5.85% per annum and (ii) the Group 4 Adjusted Net WAC, until the distribution date in March 2007 (month 59). After the distribution date in March 2007, the Class 4-A2 will bear interest at a rate equal to the Net WAC of the Group 4 collateral.

                                 Class 4-A3 will initially bear interest at a rate equal to the lesser of (i) 5.85% per annum and (ii) the Group 4 Adjusted Net WAC, until the distribution date in March 2007 (month 59). After the distribution date in March 2007, the Class 4-A3 will bear interest at a rate equal to the Net WAC of the Group 4 collateral.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

                                 Class 4-A4 will initially bear no interest and will only be entitled to payments of principal. Following the Distribution Date in March 2007, the Class 4-A4 will bear interest at a rate equal to the Net WAC of the Group 4 collateral.

                                 Class 4-A5 will bear interest at a rate equal to 5.85% per annum until the distribution date in March 2007 based on a Notional Balance. After the distribution date in March 2007, the Class 4-A5 will not be entitled to distributions of any kind and will have a Notional Balance of zero. The Notional Balance of the Class 4-A5 on any distribution date prior to the distribution date in April 2007 will be equal to the following:

                                 The balance of the Group 4 Senior Certificates (excluding the balance of the 4-A4) multiplied by the following fraction:

                                 Subordinate Underlying Rate Group 4 minus 5.85%
                                 -----------------------------------------------
                                                     5.85%

                                 Class 5-A will bear interest at a rate equal to the Net WAC of the Group 5 collateral.

                                 Class 6-A will bear interest at a rate equal to the Net WAC of the Group 6 collateral.

                                 Class 7-A1 will bear interest at a rate equal to the Net WAC of the Group 7 collateral, less 0.90% per annum.

                                 Class 7-A2 will bear interest at a rate equal to 0.90% per annum based on a Notional Balance. The Notional Balance of the Class 7-A2 will be equal to the Class 7-A1 balance prior to distributions for the related Distribution Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

                                 Class B3 is a component subordinate bond. The Class B3 will be comprised of two Components:
                                 Component Class B3(1) and B3(2), which will not be separately transferable. Component Class B3(1) represents an interest in collateral Groups 1, 2, 3, 4, 5 and 6 and Component Class B3(2) represents an interest in collateral Group 7. Allocations of losses to the Group I Certificates and Components will relate solely to collateral Groups 1, 2, 3, 4, 5 and 6. Allocations of losses to the Group II Certificates and Components will relate solely to collateral Group 7. Component Class B3(1) will bear interest at the weighted average of the Net WACs of the Group 1, 2, 3, 4, 5 and 6 collateral, weighted on the basis of the Group Subordinate Amounts. Component Class B3(2) will bear interest at the Net WAC of the Group 7 collateral. The Class B3 Certificates will bear interest at a rate equal to the weighted average of the interest rates on Component Class B3(1) and Component Class B3(2) (weighted on the basis of their respective outstanding balances).

                                 The Group Subordinate Amounts for groups 1 through 7 are calculated as follows:

                                 Subordinate Amount Group 1:
                                 ---------------------------

                                 Total Group 1 collateral, less the current balance of the Group 1 Senior Bonds.

                                 Subordinate Amount Group 2:
                                 ---------------------------

                                 Total Group 2 collateral, less the current balance of the Group 2 Senior Bonds.

                                 Subordinate Amount Group 3:
                                 ---------------------------

                                 Total Group 3 collateral, less the current balance of the Group 3 Senior Bonds.

                                 Subordinate Amount Group 4:
                                 ---------------------------

                                 Total Group 4 collateral, less the current balance of the Group 4 Senior Bonds (excluding notional balances).

                                 Subordinate Amount Group 5:
                                 ---------------------------

                                 Total Group 5 collateral, less the current balance of the Group 5 Senior Bonds.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

                                 Subordinate Amount Group 6:
                                 ---------------------------

                                 Total Group 6 collateral, less the current balance of the Group 6 Senior Bonds.

                                 Subordinate Amount Group 7:
                                 ---------------------------

                                 Total Group 7 collateral, less the current balance of the Group 7 Senior Bonds (excluding notional balances).

                                 The underlying subordinate rates for Groups 1 through 7 are calculated as follows:

                                 Subordinate Underlying Rate, Group 1:
                                 -------------------------------------

                                 The Group 1 underlying subordinate rate will be equal to the Net WAC of collateral Group 1.

                                 Subordinate Underlying Rate, Group 2:
                                 -------------------------------------

                                 The Group 2 underlying subordinate rate will be equal to the Net WAC of collateral Group 2.

                                 Subordinate Underlying Rate Group 3:
                                 ------------------------------------

                                 The Group 3 underlying subordinate rate will be equal to the Net WAC of collateral Group 3.

                                 Subordinate Underlying Rate Group 4:
                                 ------------------------------------

                                 The Group 4 underlying subordinate rate will initially be equal to the Group 4 Adjusted Net WAC. After the distribution date in March 2007, the Group 4 underlying subordinate rate will be equal to the Net WAC of collateral Group 4.

                                 Subordinate Underlying Rate Group 5:
                                 ------------------------------------

                                 The Group 5 underlying subordinate rate will be equal to the Net WAC of collateral Group 5.

                                 Subordinate Underlying Rate Group 6:
                                 ------------------------------------

                                 The Group 6 underlying subordinate rate will be equal to the Net WAC of collateral Group 6.

                                 Subordinate Underlying Rate Group 7:
                                 ------------------------------------

                                 The Group 7 underlying subordinate rate will be equal to the Net WAC of collateral Group 7.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

                                 Classes B1-I, B2-I, B4-I, B5-I, and B6-I and
                                 Component B3(1) will bear interest at a per annum rate equal to the weighted average of the Groups 1, 2, 3, 4, 5 and 6 Subordinate Underlying Rates, weighted by the corresponding Group Subordinate Amounts.

                                 Classes B1-II, B2-II, B4-II, B5-II, and B6-II and Component B3(2) will bear interest at a per annum rate equal to the Group 7 Subordinate Underlying Rate.

                                 Class B3 will bear interest at a per annum rate equal to the weighted average of the Component B3(1) and the Component B3(2) interest rates.

Current Interest:                "Current Interest" for any Class of Offered
                                 Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related
                                 Accrual Period on the Class Amount or Class
                                 Notional Amount of that Class.

Net Mortgage Rate:               The "Net Mortgage Rate" with respect to any
                                 Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, Master Servicing Fee Rate and the Securities
                                 Adminstration Fee.

Group 4 Adjusted NWAC:           The "Group 4 Adjusted Net WAC", for any
                                 Distribution Date, is equal to a fraction, the numerator of which is the total net interest collected from Group 4 collateral during the related accrual period and the denominator of which is the Non-PO collateral balance, multiplied by 12.

PO Principal:                    For the group 4 mortgage loans with a net
                                 mortgage rate less than 5.85% (discount loans), the product of (a) total principal collections from the discount loans and (b) (5.85% - net mortgage rate of the discount loans)/5.85%.

PO Percentage:                   PO Principal/PDA4.

SUBPDA Target:                   For each class of Subordinate Certificates, the
                                 lesser of (a) two times the original credit enhancement behind that class multiplied by the ending collateral balance for its Group and (b) the amount, if any, by which its ending Group collateral balance exceeds the original balance of the Class B6 for its Group.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Loss Allocation:                 Group I
                                 -------
                                 Class B6-I, then Class B5-I, then Class B4-I, then Component B3(1), then Class B2-I, and then the Class B1-I. Any additional losses from Group I will be allocated Pro-Rata among remaining Group I senior certificates, until reduced to zero.

                                 However, any portion of loss which would otherwise be allocated to the Class 4-A2 shall be allocated to the Class 4-A3 until the principal amount of such class has been reduced to zero.

                                 Group II
                                 --------
                                 Class B6-II, then Class B5-II, then Class
                                 B4-II, then Component B3(2), then Class B2-II, and then the Class B1-II. Any additional losses from Group II will be allocated Pro-Rata among remaining Group II senior certificates, until reduced to zero.

                                 The allocation of losses to a class will result in a writedown of its amount and is referred to as an "Applied Loss Amount".

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Deferred Amount:                 With respect to each Distribution Date, the
                                 "Deferred Amount" for each Class of Subordinate
                                 Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class
                                 Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

Credit Enhancement               Subordination
                                 -------------

                                 Classes 1-A, 2-A, 3-A, 4-A1, 4-A2, 4-A3, 4-A4,
                                 4-A5, 5-A, and 6-A will have limited protection by means of the subordination of the Group I Subordinate Classes. Classes 7-A1 and 7-A2 will have limited protection by means of the subordination of the Group II Subordinate Classes.

                                 Classes 1-A, 2-A, 3-A, 4-A1, 4-A2, 4-A3, 4-A4,
                                 4-A5, 5-A, 6-A and 7-A will have the
                                 preferential right to receive interest due to them and available for distribution over Classes having a lower priority of distribution. Similarly, Class B1-I will be senior in right of priority to Classes B2-I, Component Class B3(1), B4-I, and Class B5-I will be senior to Class B6-I. Similarly, Class B1-II will be senior in right of priority to Classes B2-II, Component Class B3(2), B4-II, and Class B5-II will be senior to Class B6-II. If on any Distribution Date after giving effect to all realized losses and distributions of on such Distribution Date, the Certificate Amount exceeds the aggregate loan balance, the respective Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until Classes B6, B5, B4, B4, B2 and B1 have been reduced to zero.

                                 Lockout Bond
                                 ------------

                                 The Class B6-I is locked out from payments until Classes 1-A, 2-A, 3-A, 4-A1, 4-A2, 4-A3,
                                 4-A4, 5-A, 6-A, B1-I, B2-I, B4-I, B5-I and
                                 Component B3(1) have paid to zero. The Class
                                 B6-II is locked out from payments until Classes 7-A1, B1-II, B2-II, B4-II, B5-II and Component B3(2) have paid to zero.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Credit Enhancement               A "Trigger Event" for either Group I or Group
                                 II will have occurred with respect to any Distribution Date if the Rolling Six Month
                                 Delinquency Rate as of the last day of the immediately preceding month with respect to loans in Group I or Group II equals or exceeds
                                 100% of the respective Group Senior Enhancement
                                 Percentage for that Distribution Date.

                                 The "Rolling Six Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the six (or one, two, three, four and five, in the case of the first, second, third, fourth and fifth Distribution Dates) immediately preceding months, for either Group I or Group II.

                                 The "Delinquency Rate" for any month will be a fraction, expressed as a percentage, the numerator of which is the aggregate outstanding balance of all Mortgage Loans 60 or more days delinquent in either Group I or Group II will (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance in either Group I or Group II as of the close of business on the last day of such month.

Senior Enhancement Percentage    The "Senior Enhancement Percentage I" for any
                                 Distribution Date will be a fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Amount of Classes
                                 B1-I, B2-I, B4-I, B5-I, B6-I and Component
                                 B3(1), and the denominator of which is the Group I Mortgage Pool collateral balance, as of the end of the related Collection Period.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

                                 The "Senior Enhancement Percentage II" for any Distribution Date will be a fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Amount of Classes B1-II, B2-II, B4-II, B5-II, B6-II and Component B3(2), and the denominator of which is the sum of the Group II Mortgage Pool collateral balance, as of the end of the related Collection Period.

                                 Senior Target Amount
                                 --------------------

                                 The "Senior Target Amount" with respect to either of Group I or Group II for any Distribution Date (the "Senior Target Amount I" and "Senior Target Amount II," respectively) will be equal to the product of (i) (A) approximately 90% in the case of Group I or (B) approximately 88% in the case of Group II and
                                 (ii) the Group 1-6 Pool Balance or the Pool
                                 Balance of Pool 7, as applicable.

                                 Allocated Senior Target Amount
                                 ------------------------------

                                 The "Allocated Senior Target Amount" with respect to each Certificate Group for any Distribution Date will be equal to the product of (i) a fraction, the numerator of which is the Distribution Amount of the related Mortgage Pool and the denominator of which is the Pool 1-6 Distribution Amount and (ii) the excess of the aggregate Class Amount of Group I over the Senior Target Amount I.

   --------------------------------------------------------------------------
                                  Contacts
   --------------------------------------------------------------------------
   MBS Trading                    Matt Miller                 (212) 526-8315
                                  Brendan Garvey              (212) 526-8315
                                  MaryEllen Donovan           (212) 526-8315

   Residential Finance            Stan Labanowski             (212) 526-6211
                                  Mike Hitzmann               (212) 526-5806
                                  Jenna Levine                (212) 526-1453

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

------------------------------------------------------------------------------------------------------------------------------------
SASCO 2002-8A Collateral Summary               Hybrid ARMs          Hybrid ARMs          Hybrid ARMs         Hybrid ARMs
                                                 Group 1              Group 2              Group 3             Group 4
------------------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                     50                   69                 205                   547
Total Outstanding Loan Balance                $21,754,639.18       $26,770,394.48      $82,551,603.09       $247,789,625.53
Average Loan Principal Balance                      $435,093             $387,977            $402,691              $452,997
Range of Loan Principal Balance             $99,264-$990,513   $64,000-$1,470,000    $56,475-$905,674    $62,951-$3,500,000
Weighted Average Coupon                               6.443%               6.717%              6.393%                6.791%
Range of Coupons                               5.375%-8.625%        6.000%-8.250%       4.875%-8.750%         5.125%-8.000%
Weighted Average Margin                               2.750%               2.548%              2.735%                2.423%
Range of Margins                               2.750%-2.750%        1.875%-5.750%       1.750%-3.125%         2.000%-3.000%
Weighted Average Initial Periodic Cap                 2.038%               5.219%              4.852%                5.662%
Range of Initial Periodic Caps                 2.000%-6.000%        2.000%-6.000%       2.000%-6.000%         5.000%-6.000%
Weighted Average Periodic Cap                         2.000%               1.531%              2.000%                1.673%
Range of Periodic Caps                         2.000%-2.000%        1.000%-2.000%       2.000%-2.000%         1.000%-2.000%
Weighted Average Maximum Rate                        12.443%              12.630%             11.443%               12.449%
Weighted Average Floor                                2.750%               2.613%              2.735%                2.423%
Weighted Average Original Term (mo.)                     360                  360                 360                   360
Weighted Average Remaining Term (mo.)                    353                  359                 354                   359
Range of Remaining Term (mo.)                        341-357              350-360             324-358               351-360
Weighted Average Original LTV                         64.81%               71.05%              69.72%                66.79%
Range of Weighted Average Original LTV         16.33%-90.00%        35.24%-95.00%       28.23%-95.00%        13.08%-100.00%

Lien Position
First                                                 100.0%               100.0%              100.0%                100.0%
Second                                                  0.0%                 0.0%                0.0%                  0.0%

Geographic Distribution
(Other states account individually for less        CO-22.61%            CA-61.83%           CA-21.65%             CA-58.67%
than 5% of the Cut-off Date principal balance)     CA-17.88%            CO-11.61%           IL-12.80%             CO- 9.91%
                                                   MI- 9.76%            AZ- 9.03%           MI-12.02%
                                                   AZ- 7.48%                                MA- 6.68%
                                                   IL- 5.73%                                NJ- 5.11%
                                                   NC- 5.14%

Occupancy Status
Primary Home                                          92.59%               89.46%              93.49%                 84.61%
Investment                                             2.51%                5.24%               1.75%                  8.09%
Second Home                                            4.90%                5.30%               4.76%                  7.30%
------------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]

------------------------------------------------------------------------------------------------------------------------------------
SASCO 2002-8A Collateral Summary               Hybrid ARMs          Hybrid ARMs          Hybrid ARMs        6 Month LIBOR ARMs
                                                 Group 5              Group 6             Aggregate               Group 7
------------------------------------------------------------------------------------------------------------------------------------

Total Number of Loans                                     75                  105               1,051                   635
Total Outstanding Loan Balance                $31,055,661.53       $38,944,342.08     $448,866,265.71       $424,498,938.12
Average Loan Principal Balance                      $414,075             $370,898            $427,085              $668,502
Range of Loan Principal Balance            $124,642-$997,139     $25,242-$992,254  $25,242-$3,500,000    $48,689-$3,999,999
Weighted Average Coupon                               6.663%               7.376%              6.738%                4.871%
Range of Coupons                               5.740%-8.750%       6.375%-10.375%      4.875%-10.375%         2.875%-6.500%
Weighted Average Margin                               2.685%               2.680%              2.544%                2.737%
Range of Margins                               2.000%-2.750%        2.250%-2.750%       1.750%-5.750%         1.750%-2.750%
Weighted Average Initial Periodic Cap                 5.117%               5.257%              5.238%                1.000%
Range of Initial Periodic Caps                 5.000%-6.000%        5.000%-6.000%       2.000%-6.000%         1.000%-1.000%
Weighted Average Periodic Cap                         1.984%               2.000%              1.790%                1.000%
Range of Periodic Caps                         1.000%-2.000%        2.000%-2.000%       1.000%-2.000%         1.000%-1.000%
Weighted Average Maximum Rate                        11.870%              12.633%             12.244%               10.881%
Weighted Average Floor                                2.685%               2.707%              2.550%                2.738%
Weighted Average Original Term (mo.)                     360                  360                 360                   360
Weighted Average Remaining Term (mo.)                    356                  347                 357                   358
Range of Remaining Term (mo.)                        344-360              319-357             319-360               351-360
Weighted Average Original LTV                         69.48%               70.85%              68.03%                63.38%
Range of Weighted Average Original LTV         32.69%-90.00%        35.09%-95.00%      13.08%-100.00%         17.02%-96.99%

Lien Position
First                                                 100.0%               100.0%              100.0%                100.0%
Second                                                  0.0%                 0.0%                0.0%                  0.0%

Geographic Distribution
(Other states account individually for less        CA-23.22%            CA-31.27%           CA-45.24%             CA-44.53%
than 5% of the Cut-off Date principal balance)     IL-12.39%            MA- 9.37%           CO- 9.03%             CO-15.20%
                                                   CO- 9.98%            VA- 8.45%                                 GA- 5.23%
                                                   MA- 7.01%            NY- 7.92%
                                                   NJ- 6.85%
                                                   CT- 6.13%
                                                   MN- 5.10%
Occupancy Status
Primary Home                                          94.22%               88.30%              87.91%                 76.55%
Investment                                             1.87%                4.90%               5.78%                 10.73%
Second Home                                            3.91%                6.80%               6.32%                 12.72%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).